UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2024

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QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3551 Seventh Street

Moline, Illinois 61265

(Address of Principal Executive Offices) (Zip Code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of QCR Holdings, Inc. (the “Company”) held on May 16, 2024, the Company’s stockholders approved the QCR Holdings, Inc. 2024 Equity Incentive Plan (the “2024 Equity Plan”). The 2024 Equity Plan was adopted by the Board of Directors of the Company on February 21, 2024, subject to approval of our stockholders. Upon approval, the 2024 Equity Plan replaced the QCR Holdings, Inc. 2016 Equity Incentive Plan. The 2024 Equity Plan will be administered by the Compensation Committee, which has the authority to select award recipients from the eligible participants, determine the types of awards to be granted, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.

Subject to permitted adjustments for certain corporate transactions and forfeited shares, the maximum number of shares that may be delivered to participants, or their beneficiaries, under the 2024 Equity Plan is 600,000 shares of the Company’s common stock.

The foregoing description of the 2024 Equity Plan does not purport to be complete and is qualified in its entirety by the text of the 2024 Equity Plan, which was filed as Appendix A to the Company’s Definitive Proxy Statement dated April 4, 2024, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2024, the Company held its Annual Meeting. Of the 16,799,764 shares of common stock issued and outstanding as of the record date for the Annual Meeting, 14,826,727 shares were represented at the Annual Meeting in person or by proxy, constituting 88.26% of the outstanding shares.

Five proposals were presented to the stockholders and the results of voting on each of the matters submitted to a vote during the Annual Meeting are as follows:

1. To elect four (4) Class I directors of the Company:

NOMINEE	FOR	WITHHELD	BROKER N.V.
Mary Kay Bates	12,345,293	247,498	2,233,936
John-Paul E. Besong	12,156,354	436,437	2,233,936
Todd A. Gipple	11,809,883	782,908	2,233,936
Donna J. Sorensen	12,002,276	590,515	2,233,936

2. To approve, in a non-binding, advisory vote, the compensation of certain executive officers, which is referred to as a “say-on-pay” vote:

FOR	AGAINST	ABSTAIN	BROKER N.V.
12,088,057	469,392	35,342	2,233,936

3. To recommend, in a non-binding, advisory vote, the frequency with which stockholders will vote on future say-on-pay proposals:

EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN
11,437,065	16,075	1,102,197	37,454

BROKER N.V.
2,233,936

4. To approve the QCR Holdings, Inc. 2024 Equity Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER N.V.
11,874,930	699,006	18,855	2,233,936

5. To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

FOR	AGAINST	ABSTAIN
14,545,400	231,167	50,160

Item 8.01. Other Events.

On May 15, 2024, the Company declared a cash dividend of $0.06 per share of its common stock. The dividend is payable on July 3, 2024 to stockholders of record on June 14, 2024.

On May 17, 2024, the Company issued a press release regarding the Annual Meeting results and the announcement of the cash dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	QCR Holdings, Inc. 2024 Equity Incentive Plan, filed as Appendix A to the Company’s Definitive Proxy Statement dated April 4, 2024 and incorporated herein by reference
99.1	Press Release, dated May 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Date: May 17, 2024	By:	/s/ Todd A. Gipple
Todd A. Gipple
President and Chief Financial Officer